                                                                 PROJECT DELTA
-------------------------------------------------------------------------------

                                                         DAIN RAUSCHER WESSELS

                                                             SEPTEMBER 2, 1999

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[LOGO]                                                                     PROJ
                                                                         AUGUST
-------------------------------------------------------------------------------


TAB           CONTENTS                                               PAGE
---           --------                                               ----
1.            Financial Overview and Transaction Summary                1

2.            Comparable Company Analysis                               8

3.            Comparable Transaction Analysis                          10

4.            Discounted Cash Flow Analysis                            13

A.            Draft Fairness Opinion Letter



-------------------------------------------------------------------------------
                                                          DAIN RAUSCHER WESSELS

                                     FINANCIAL OVERVIEW AND TRANSACTION SUMMARY
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
[LOGO]                                                                     PROJ
                                                                         AUGUST
-------------------------------------------------------------------------------


SUMMARY FINANCIAL INFORMATION

-  FINANCIAL OVERVIEW (1)(2)           -

   -  Cash & Investments (000s)           -  1999 Revenue Estimate (000s)
      $36,200                                $62,520

   -  Cash & Investments per Share        -  2000 Revenue Estimate (000s)
      $4.16                                  $70,320

   -  Debt                                -  1999 EPS
      $0                                     $0.34

   -  Shareholders Equity (000s)          -  2000 EPS
      $43,196                                $0.35

   -                                      -  3 Year Projected Growth
                                             10%

   -                                      -

-  STOCK PRICE OVERVIEW

   -  Share Price @ 9/2/99
      $8.19                               -  Market Capitalization (000s)
                                             $71,322
   -  52 Week High
      $11.13                              -  Enterprise Value (000s)
                                             $35,122
   -  52 Week Low
      $3.06                               -  Enterprise Value/TTM Rev.
                                             0.60

--------------
(1) Balance sheet data as of June 30, 1999.
(2) Revenue, EPS and growth estimates provided by Dain Rauscher Wessels Institutional Research.

-------------------------------------------------------------------------------
                                      1                   DAIN RAUSCHER WESSELS

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[LOGO]                                                                     PROJ
                                                                         AUGUST
-------------------------------------------------------------------------------


TRANSACTION SUMMARY

-  TRANSACTION SUMMARY

 -  Offer Structure                                       Cash Tender

 -  Offer Price per Share                                      $10.30

            -

 -  Total Transaction Value                                   $89,724

 -  Cash and Investments on Hand                              $36,200

 -  Transaction Value Less Cash                               $53,524

            -

 -  Premium to Current Price                                      26%

 -  Premium to 1 Week Price                                       25%

 -  Premium to 1 Month Price                                      33%

            -

 -  Enterprise Value/TTM Rev.                                   0.92x

 -  Enterprise Value/1999 Est. Rev.                             0.87x

 -  Enterprise Value/2000 Est. Rev.                             0.76x






-------------------------------------------------------------------------------
                                      2                   DAIN RAUSCHER WESSELS

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[LOGO]                                                                     PROJ
                                                                         AUGUST
-------------------------------------------------------------------------------


TWO YEAR DAILY STOCK PRICE AND TRADING VOLUME







                                   [GRAPH]

--------------
Source: Instinet Corporation.

-------------------------------------------------------------------------------
                                       3                  DAIN RAUSCHER WESSELS

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[LOGO]                                                                     PROJ
                                                                         AUGUST
-------------------------------------------------------------------------------


LAST TWELVE MONTH DAILY STOCK PRICE AND TRADING VOLUME






                                   [GRAPH]

--------------
Source: Instinet Corporation.

-------------------------------------------------------------------------------
                                       4                  DAIN RAUSCHER WESSELS

-------------------------------------------------------------------------------
[LOGO]                                                                     PROJ
                                                                         AUGUST
-------------------------------------------------------------------------------


AVERAGE SHARE PRICE INFORMATION

                                MOVING AVERAGES
PERIOD        PRICE          VOLUME        PERIOD        PRICE          VOLUME
5 DAY         $8.79          41,260        60 DAY        $8.28          39,738

10 DAY        $8.27          35,070        90 DAY        $8.02          36,404

20 DAY        $7.90          34,095        120 DAY       $7.80          41,985

30 DAY        $8.18          33,523        180 DAY       $7.31          46,211


--------------
Source: Instinet Corporation.

-------------------------------------------------------------------------------
                                       5                  DAIN RAUSCHER WESSELS

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[LOGO]                                                                     PROJ
                                                                         AUGUST
-------------------------------------------------------------------------------


DAILY STOCK PRICE AND TRADING VOLUME DETAIL - LAST TWELVE MONTHS


DATE         DELTA       VOLUME        DATE         DELTA       VOLUME        DATE         DELTA       VOLUME
09/03/98     $3.75       25,000        11/03/98     $3.94        9,500        01/05/99     $6.00       52,800
09/04/98     $4.38       25,400        11/04/98     $4.00       25,800        01/06/99     $6.25       25,700
09/08/98     $4.75        7,800        11/05/98     $4.25       37,700        01/07/99     $6.25       55,900
09/09/98     $4.88       21,800        11/06/98     $4.44      316,200        01/08/99     $6.06       44,000
09/10/98     $4.69        8,900        11/09/98     $4.31       34,400        01/11/99     $5.50       96,000
09/11/98     $4.44       13,500        11/10/98     $4.38       43,200        01/12/99     $5.00       84,100
09/14/98     $4.13       25,300        11/11/98     $4.50       68,400        01/13/99     $5.25       68,300
09/15/98     $4.38       17,500        11/12/98     $4.50      400,500        01/14/99     $5.00       99,600
09/16/98     $4.31       32,200        11/13/98     $4.50      188,500        01/15/99     $5.75       47,600
09/17/98     $3.88       34,600        11/16/98     $4.50       53,200        01/19/99     $5.31       62,600
09/18/98     $4.50       49,700        11/17/98     $4.31      102,100        01/20/99     $5.19       42,600
09/21/98     $4.50       11,300        11/18/98     $4.25       69,300        01/21/99     $6.06       61,300
09/22/98     $4.69       11,900        11/19/98     $4.25       26,000        01/22/99     $8.81      327,700
09/23/98     $4.78       22,500        11/20/98     $3.81       53,500        01/25/99     $8.00      200,200
09/24/98     $4.81       16,700        11/23/98     $4.06       47,200        01/26/99     $7.69       56,800
09/25/98     $4.56       47,100        11/24/98     $4.13       29,600        01/27/99     $6.75       77,300
09/28/98     $4.44       15,600        11/25/98     $4.25       24,900        01/28/99     $7.38       59,800
09/29/98     $4.25       55,500        11/27/98     $5.00       48,600        01/29/99     $7.88       96,900
09/30/98     $3.88       37,200        11/30/98     $5.50       35,600        02/01/99     $8.31       97,100
10/01/98     $3.81       67,800        12/01/98     $5.25       16,600        02/02/99     $8.31       13,600
10/02/98     $3.75       49,800        12/02/98     $5.00       42,200        02/03/99     $8.38       63,100
10/05/98     $3.56       85,400        12/03/98     $5.50      113,300        02/04/99     $7.81       46,800
10/06/98     $4.00       67,400        12/04/98     $5.56       55,200        02/05/99     $7.50       25,800
10/07/98     $3.50       88,500        12/07/98     $5.63       58,700        02/08/99     $7.63       29,300
10/08/98     $3.56       15,900        12/08/98     $5.63       35,700        02/09/99     $7.56       44,800
10/09/98     $3.56       20,600        12/09/98     $5.56       40,400        02/10/99     $7.38       14,200
10/12/98     $3.56       36,500        12/10/98     $5.69       41,800        02/11/99     $7.38       24,100
10/13/98     $3.38       62,600        12/11/98     $5.38       45,500        02/12/99     $7.50       11,900
10/14/98     $3.48       41,100        12/14/98     $5.38       36,500        02/16/99     $7.00       15,000
10/15/98     $3.23       47,100        12/15/98     $5.38       22,300        02/17/99     $6.50       30,500
10/16/98     $3.34       91,500        12/16/98     $5.38       28,500        02/18/99     $6.50       61,500
10/19/98     $3.23       39,700        12/17/98     $5.00       21,300        02/19/99     $6.50       60,000
10/20/98     $3.56       75,000        12/18/98     $5.00       50,500        02/22/99     $6.25       78,000
10/21/98     $3.56       68,500        12/21/98     $4.88       41,100        02/23/99     $6.00       75,700
10/22/98     $4.19      321,600        12/22/98     $5.00       19,600        02/24/99     $6.00      126,700
10/23/98     $3.94       42,500        12/23/98     $5.06      107,800        02/25/99     $6.00       27,300
10/26/98     $4.13       19,800        12/24/98     $5.25       16,000        02/26/99     $6.13       22,000
10/27/98     $4.25       32,300        12/28/98     $5.19       35,400        03/01/99     $6.06       27,800
10/28/98     $4.06       26,900        12/29/98     $5.06       21,700        03/02/99     $6.19       23,600
10/29/98     $4.25          800        12/30/98     $5.13       34,900        03/03/99     $6.25       21,800
10/30/98     $4.00       80,800        12/31/98     $5.25       50,500        03/04/99     $6.25       26,900
11/02/98     $3.88       25,000        01/04/99     $5.56       17,800        03/05/99     $6.25       32,800


DATE        DELTA      VOLUME       DATE        DELTA      VOLUME        DATE        DELTA      VOLUME
03/08/99     $6.13       26,300        05/06/99     $7.53       39,900        07/07/99     $8.13       25,800
03/09/99     $6.13      140,100        05/07/99     $7.69       39,800        07/08/99     $8.63       95,600
03/10/99     $6.44       43,200        05/10/99     $7.56       37,700        07/09/99     $9.06       79,800
03/11/99     $6.34       22,300        05/11/99     $7.69       40,600        07/12/99    $11.13      144,600
03/12/99     $6.31       23,900        05/12/99     $7.44       15,200        07/13/99    $10.25       47,300
03/15/99     $6.25       19,300        05/13/99     $7.69       44,800        07/14/99     $9.50      322,600
03/16/99     $6.00       28,300        05/14/99     $7.50       23,100        07/15/99     $9.75       87,700
03/17/99     $6.31       18,800        05/17/99     $7.44       16,600        07/16/99     $9.50       51,000
03/18/99     $6.50       43,700        05/18/99     $7.81       44,600        07/19/99    $10.63      130,300
03/19/99     $6.38       21,800        05/19/99     $7.88       49,200        07/20/99     $9.75       56,300
03/22/99     $7.00       33,600        05/20/99     $7.50       26,200        07/21/99     $9.94       30,100
03/23/99     $7.44       43,400        05/21/99     $7.75       29,300        07/22/99     $9.38       24,900
03/24/99     $7.25       16,700        05/24/99     $7.44       16,500        07/23/99     $9.50       40,100
03/25/99     $7.19      129,600        05/25/99     $7.31       40,200        07/26/99     $9.38       22,400
03/26/99     $7.13       17,900        05/26/99     $7.44       21,100        07/27/99     $9.25       32,400
03/29/99     $6.38       22,900        05/27/99     $7.41       10,300        07/28/99     $9.00       25,800
03/30/99     $6.38       47,400        05/28/99     $7.34        4,200        07/29/99     $8.50       22,500
03/31/99     $6.00       33,000        06/01/99     $7.38        4,200        07/30/99     $8.75       25,000
04/01/99     $6.25       33,300        06/02/99     $7.25       24,200        08/02/99     $8.88       51,200
04/05/99     $7.50       95,100        06/03/99     $7.38       20,500        08/03/99     $8.44       26,500
04/06/99     $7.03       38,700        06/04/99     $7.56       26,400        08/04/99     $7.94       56,800
04/07/99     $7.06       67,000        06/07/99     $7.75       19,300        08/05/99     $7.75       21,100
04/08/99     $7.00        6,200        06/08/99     $7.38        1,500        08/06/99     $7.75        5,600
04/09/99     $7.19       24,500        06/09/99     $8.06       43,000        08/09/99     $7.94       43,200
04/12/99     $6.94       35,500        06/10/99     $8.00       18,000        08/10/99     $7.56       22,000
04/13/99     $7.13       31,000        06/11/99     $7.97        9,000        08/11/99     $7.63        7,600
04/14/99     $7.25       85,900        06/14/99     $7.63        7,000        08/12/99     $7.63       31,200
04/15/99     $8.13      301,500        06/15/99     $7.50       11,300        08/13/99     $7.56       20,400
04/16/99     $7.75       81,000        06/16/99     $7.50       21,200        08/16/99     $7.56       28,000
04/19/99     $7.25       62,800        06/17/99     $7.25       10,100        08/17/99     $7.25       88,800
04/20/99     $7.94      133,300        06/18/99     $7.06       13,800        08/18/99     $7.38       62,900
04/21/99     $7.88       59,400        06/21/99     $7.28        5,600        08/19/99     $7.13       21,500
04/22/99     $7.94       97,900        06/22/99     $7.50       15,900        08/20/99     $7.28        9,000
04/23/99     $7.88       78,800        06/23/99     $7.06       17,700        08/23/99     $7.44       28,200
04/26/99     $7.94       52,300        06/24/99     $7.47        5,400        08/24/99     $7.75       11,400
04/27/99     $7.88       34,400        06/25/99     $7.19        2,600        08/25/99     $8.00       65,100
04/28/99     $7.88       38,800        06/28/99     $7.63       13,300        08/26/99     $8.25       30,700
04/29/99     $7.63       15,200        06/29/99     $7.31       17,800        08/27/99     $8.38       44,200
04/30/99     $7.25      124,300        06/30/99     $7.50       17,500        08/30/99     $9.50       57,200
05/03/99     $7.00       23,400        07/01/99     $8.00       38,700        08/31/99     $9.13       22,900
05/04/99     $7.13       15,000        07/02/99     $8.06       31,900        09/01/99     $8.75       30,600
05/05/99     $7.19       23,100        07/06/99     $8.06       25,800        09/02/99     $8.19       51,400

--------------
Source: Instinet Corporation.

-------------------------------------------------------------------------------
                                       6                  DAIN RAUSCHER WESSELS

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[LOGO]                                                                     PROJ
                                                                         AUGUST
-------------------------------------------------------------------------------


HISTORICAL EPS PERFORMANCE: ACTUAL VERSUS ESTIMATED

-----------------------------------------------------------------------------------------------
                                                 OVER/(UNDER)               SHARE PRICE
QUARTER     INITIAL     LAST      ACTUAL    --------------------    ---------------------------
 ENDED     ESTIMATE   ESTIMATE     EPS      TO INITIAL   TO LAST    BEFORE     AFTER   % CHANGE
-----------------------------------------------------------------------------------------------
 3/31/98    ($0.03)   ($0.01)     $0.01        $0.04      $0.02     $11.00    $10.06    -8.5%
-----------------------------------------------------------------------------------------------
 6/30/98     $0.05    ($0.06)    ($0.14)      ($0.19)    ($0.08)     $7.75     $6.88   -11.2%
-----------------------------------------------------------------------------------------------
 9/30/98    ($0.13)    $0.00     ($0.09)       $0.04     ($0.09)     $3.88     $4.00     3.1%
-----------------------------------------------------------------------------------------------
12/31/98     $0.06     $0.00      $0.05       ($0.01)     $0.05      $5.25     $7.88    50.1%
-----------------------------------------------------------------------------------------------
 3/31/99     $0.00     $0.01      $0.11        $0.11      $0.10      $6.00     $7.25    20.8%
-----------------------------------------------------------------------------------------------
 6/30/99     $0.05     $0.08      $0.11        $0.06      $0.03      $7.50     $8.75    16.7%
-----------------------------------------------------------------------------------------------

-----------------
(1) Initial Estimate reflects consensus estimate on first day of quarter, e.g. January 1 for March 31 quarter.
(2) Last Estimate reflects last consensus estimate before actual results were announced.
(3) Before Share Price reflects the share price on last day of quarter.
(4) After Share Price reflects the share price on the first day of the first month after actual results were announced.

-------------------------------------------------------------------------------
                                       7                  DAIN RAUSCHER WESSELS

-------------------------------------------------------------------------------
[LOGO]                                                                     PROJ
                                                                         AUGUST
-------------------------------------------------------------------------------


COMPARABLE COMPANY ANALYSIS

                                                              -----------------------   --------------------------------
                                                              STOCK PRICE INFORMATION           EPS AND P/E DATA
                                                              -----------------------   --------------------------------
                                                              PRICE @  52 WEEK RANGE         EPS               P/E
                                                                       --------------   --------------    --------------
Company                                        Symbol   FYE   9/2/99    High     Low    CY 99    CY 00    CY 99    CY 00
---------------------------------------------  ------   ---   -------  ------   -----   -----    -----    -----    -----
--------------------------------------------------------------------------------------------------------------------------
DELTA                                                   DEC    $8.19   $11.13   $3.94   $0.34    $0.35    24.1x    23.4x
--------------------------------------------------------------------------------------------------------------------------
3Com (R)                                        COMS    May   $27.06   $51.13  $20.00   $0.96    $1.46    28.2x    18.5x
ACT Networks (R)                                ANET    Jun   $10.63   $25.63   $4.25  ($0.22)   $0.57      NM     18.6x
ADTRAN (R)                                      ADTN    Dec   $38.63   $42.69  $15.63   $1.20    $1.55    32.2x    24.9x
Digi International                              DGII    Sep   $11.50   $16.38   $6.00   $0.38    $0.80    30.3x    14.4x
Larscom Inc.                                    LARS    Dec    $2.28    $4.25   $0.94   $0.50       NA     4.6x      NM
Premisys Communications (R)                     PRMS    Jun    $6.75   $16.00   $5.38   $0.37    $0.45    18.2x    15.0x
Verilink Corp.                                  VRLK    Jun    $2.16    $6.75   $2.00  ($0.55)   $0.22      NM      9.8x
Visual Networks (M)(R)                          VNWK    Dec   $39.00   $46.38  $17.00   $0.62    $0.82    62.9x    47.6x
                                      ------------------------------------------------------------------------------------
                                      MEAN                                                                29.4x    21.3x
                                      MEDIAN                                                              29.2x    18.5x
                                      ------------------------------------------------------------------------------------
                                      ------------------------------------------------------------------------------------
EXCLUDING VISUAL NETWORKS AND ADTRAN  MEAN                                                                20.3x    15.3x
                                      MEDIAN                                                              23.2x    15.0x
                                      ------------------------------------------------------------------------------------
                                      ------------------------------------------------------------------------------------
     VERILINK CORP AND LARSCOM, INC.  MEAN                                                                 4.6x     9.8x
                                      MEDIAN                                                               4.6x     9.8x
                                      ------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
DELTA AT OFFER PRICE                                    DEC   $10.30   $11.13   $3.94   $0.34    $0.35    30.3x    29.4x
--------------------------------------------------------------------------------------------------------------------------



                                              ------------------------------------------------------------  -----------------------
                                                               ENTERPRISE VALUE & REVENUE DATA              P/E TO GROWTH MULTIPLES
                                              ------------------------------------------------------------  -----------------------
                                                                                     ENTERPRISE
                                              MARKET  ENTERPRISE      REVENUE        VALUE / REV.  SHARES   3-YR%
                                                                  --------------   --------------
Company                                        Cap.      Value    CY 99    CY 00   CY 99   CY 00    Out.    Growth    1999    2000
--------------------------------------------- ------  ----------  -----    -----   -----   -----   ------   -------   ----    ----
----------------------------------------------------------------------------------------------------------------------------------
DELTA                                            $71       $35      $63      $70    0.6x    0.5x      8.7      10%    241%    234%
----------------------------------------------------------------------------------------------------------------------------------
3Com (R)                                     $10,140    $9,226   $5,721   $6,295    1.6x    1.5x    374.7      25%    113%     74%
ACT Networks (R)                                $107       $70      $54      $66    1.3x    1.1x     10.1      30%     NM      62%
ADTRAN (R)                                    $1,489    $1,505     $355     $401    4.2x    3.8x     38.6      23%    143%    111%
Digi International                              $169      $124     $196     $215    0.6x    0.6x     14.7      10%    303%    144%
Larscom Inc.                                     $42       $25     $103       NA    0.2x     NM      18.3      27%     17%     NM
Premisys Communications (R)                     $166      $153      $83       NA    1.8x     NM      24.6      15%    122%    100%
Verilink Corp.                                   $36       $15      $79      $92    0.2x    0.2x     16.7      34%     NM      29%
Visual Networks (M)(R)                          $848      $801      $78     $102   10.2x    7.9x     21.8      50%    126%     95%
                                      --------------------------------------------------------------------------------------------
                                      MEAN                                          2.5x    2.5x                      137%     88%
                                      MEDIAN                                        1.4x    1.3x                      124%     95%
                                      --------------------------------------------------------------------------------------------
                                      --------------------------------------------------------------------------------------------
EXCLUDING VISUAL NETWORKS AND ADTRAN  MEAN                                          1.0x    0.8x                      138%     82%
                                      MEDIAN                                        1.0x    0.8x                      117%     74%
                                      --------------------------------------------------------------------------------------------
                                      --------------------------------------------------------------------------------------------
     VERILINK CORP AND LARSCOM, INC.  MEAN                                          0.2x    0.2x                       17%     29%
                                      MEDIAN                                        0.2x    0.2x                       17%     29%
                                      --------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
DELTA AT OFFER PRICE                             $90       $54      $63      $70    0.9x    0.8x      8.7      10%    303%    294%
----------------------------------------------------------------------------------------------------------------------------------


---------------------------
Revenue and earnings estimates and growth rates are provided by Dain Rauscher Wessels Institutional Research, First Call and various Wall Street sources.
(M) DRW managed a public offering of this company within the last three years.
(R) DRW provides research on this company.

-------------------------------------------------------------------------------
                                        8                 DAIN RAUSCHER WESSELS

                                                    COMPARABLE COMPANY ANALYSIS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
[LOGO]                                                                     PROJ
                                                                         AUGUST
-------------------------------------------------------------------------------


COMPARABLE COMPANY ANALYSIS - STOCK PRICE PERFORMANCE INDEX





                                   [GRAPH]



---------------------------
(1) Indexed Price per Share represents the value of $1.00 invested on 1/2/98.

-------------------------------------------------------------------------------
                                      9                   DAIN RAUSCHER WESSELS

                                                COMPARABLE TRANSACTION ANALYSIS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
[LOGO]                                                                     PROJ
                                                                         AUGUST
-------------------------------------------------------------------------------


COMPARABLE TRANSACTION ANALYSIS - ACQUISITIONS OF PUBLIC NETWORK
TECHNOLOGY COMPANIES


                                                                                                   PURCHASE PRICE PREMIUM
                                                                                              --------------------------------
  DATE       DATE                                                 TRANSACTION   ENT. VALUE/   ONE DAY   ONE WEEK   FOUR WEEKS
ANNOUNCED   EFFECTIVE  ACQUIROR NAME      TARGET NAME           VALUE ($000S)   TTM SALES      PRIOR      PRIOR       PRIOR
---------   ---------  -----------------  --------------------  -------------  ------------   -------   ---------  ----------
  8/24/99   Pending    Nortel             Periphonics                    $436         3.2 x    15.8%        34.8%      -32.2%
                       Networks           Corp.
                       Corp.

  8/17/99   Pending    Lucent             Excel Switching              $1,534        12.4 x    35.1%        46.7%        9.9%
                       Technologies       Corp.
                       Inc.
  8/10/99   Pending    Lucent             International                $3,052        17.8 x    13.6%        23.9%       25.4%
                       Technologies       Network
                       Inc.               Services

  7/15/99   Pending    Lucent             Spectran Corp.                  $98         1.3 x   -21.7%       -22.6%        5.1%
                       Technologies
                       Inc.

  6/22/99   Pending    Newbridge          Stanford                       $392         2.4 x    12.4%        27.0%       37.9%
                       Networks           Telecommunications,
                       Corp.              Inc.

   6/1/99   7/13/99    Intel Corp.        Dialogic Corp.                 $817         2.3 x    31.8%        34.4%       57.5%

  4/13/99   6/25/99    Cisco              Geotel                       $2,042        39.1 x    36.7%        33.5%       42.1
                       Systems            Communications
                       Inc.               Corporation

   4/5/99   7/16/99    Lucent             Mosaix Inc                     $157         1.4 x    35.6%        43.1%       39.8%
                       Technologies
                       Inc.

   3/4/99   8/10/99    Intel Corp.        Level One                    $2,482        10.6 x    52.3%        40.7%       35.8%
                                          Communications Inc.

   3/2/99   4/27/99    Alcatel Sa         Xylan Corp.                  $1,823         5.7 x    37.4%        42.3%       89.1%
                                          (Remaining 93.5%
                                          Interest)

  1/13/99   6/24/99    Lucent             Ascend                     $21,423         16.3 x    29.9%        39.4%       61.7%
                       Technologies       Communications,
                       Inc.               Inc.

 10/19/98    3/1/99    Intel Corp.        Shiva Corp.                   $182          1.1 x    41.2%        92.0%       52.4%

   8/3/98  10/20/98    Ascend             Stratus Computer              $970          1.7 x    24.4%        63.2%       43.6%
                       Communications,    Inc.
                       Inc

  7/28/98   11/5/98    Cisco Systems      Summa Four Inc.               $116          2.7 x    31.6%        45.2%       61.9%
                       Inc.

  6/22/98   9/25/98    Cabletron          Netvantage Inc.               $127          8.9 x   142.4%       120.6%       60.9%
                       Systems, Inc.

  6/15/98   8/31/98    Northern           Bay Networks Inc            $6,673          2.7 x     6.2%        -6.7%       14.3%
                       Telecom Ltd.

   6/4/98    9/7/98    Alcatel            Dsc Communications
                       Alsthom Sa         Corp.                       $4,685          3.3 x    35.6%        58.2%       48.3%

  4/27/98   5/29/98    Lucent             Yurie Systems Inc           $1,044         16.7 x    11.1%        17.4%       47.4%
                       Technologies
                       Inc.

  2/16/98    8/4/98    Tellabs Inc        Coherent                      $664          1.3 x    30.4%        43.2%       81.4%
                                          Communications Sys

  7/30/97   9/18/97    Fujitsu Ltd.       Amdahl Corp                   $925          0.9 x     5.0%        22.5%       40.7%
                                          (Remaining 55%
                                          Interest)

  7/28/97   1/21/98    Intel Corp.        Chips And                     $405          2.2 x    25.0%        32.1%       69.7%
                                          Technologies Inc.

  7/17/97   9/29/97    Lucent             Octel                       $1,801          2.9 x    15.9%        37.4%       40.5%
                       Technologies       Communications
                       Inc.               Corporation

  8/31/97   6/30/97    Ascend             Cascade                     $3,529         10.2 x    -1.2%        13.0%       -9.2%
                       Communications,    Communications,
                       Inc                Corp

  2/26/97   6/12/97    3Com               Us Robotics                 $6,511          3.2 x    29.3%        31.4%       18.0%
                       Corporation        Corporation

------------------------------------------------------------------------------------------------------------------------------
                                          Mean                        $2,579          7.1 x    28.2%        38.0%       39.3%

                                          Median                      $1,007          3.0 x    29.6         36.1%       41.4%

                                          High                       $21,423         39.1 x   142.4%       120.6%       89.1%

                                          Low                            $98          0.9 x   -21.7%       -22.6%      -32.2%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
DELTA AT OFFER PRICE                                                   $89.7          0.9 x    26.0%        25.0%       33.0%
------------------------------------------------------------------------------------------------------------------------------



----------
Source: CommScan LLC

-------------------------------------------------------------------------------
                                      10                  DAIN RAUSCHER WESSELS

-------------------------------------------------------------------------------
[LOGO]                                                                     PROJ
                                                                         AUGUST
-------------------------------------------------------------------------------


COMPARABLE TRANSACTION ANALYSIS - GOING PRIVATE TRANSACTIONS


                                                                                   TRANSACTION                   PREMIUM
   DATE       DATE                                                                    VALUE        ENTERPRISE     PAID
ANNOUNCED  EFFECTIVE   TARGET NAME                        ACQUIRER NAME              ($MILS)       VALUE/SALE    1 WEEK
---------  ---------   ----------------------------       --------------------     -------------   ------------  --------
  5/14/99    Pending   Kentek Information Systems, Inc.   Undisclosed Acquiror        $41.19           1.1x         8.7%
  5/12/99    6/16/99   Optek Technology, Inc.             Dyson-Kissner-Moran
                                                            Corp.                    $190.97           2.1x         47.8%
   5/7/99    Pending   Instron Corp.                      Kirtland Capital
                                                            Partners                 $182.09           0.9x         29.4%
  3/31/99    Pending   Precision Systems, Inc.            Anschutz Corp.              $27.23           0.8x         23.1%
   3/8/99    Pending   Enstar Inc. (Remaining 35%)        Investor Group              $12.79           0.8x         58.7%
  1/20/99    Pending   Integrated Circuit Systems Inc.    Investor Group             $259.19           1.4x         14.9%
 11/18/98     Failed   Oak Technology Inc                 Investors (David Tsang)    $182.95           1.0x         20.0%
 12/19/97     5/1/98   Ipc Information Systems Inc        Cable Systems Holding,
                         (90% Stake)                        Llc.                     $292.43           1.2x         31.3%
  7/21/97    2/27/98   Zilog, Inc.                        Texas Pacific Group        $404.32           1.3x         -9.1%
  1/23/97    5/19/97   Amphenol Corp. (90% Stake)         Kohlberg Kravis Roberts
                                                            & Co.                  $1,346.45           1.9x         16.9%
  12/2/96  Withdrawn   Zycon Corp.                        Hicks, Muse, Tate, And
                                                            Furst                    $179.66           1.0x         35.4%
   4/6/95    8/31/95   Intermetrics, Inc.                 Apollo Holding, Inc.        $27.20           0.5x         60.0%
  12/6/94    3/19/95   General Computer Corporation Inc.  Welsh, Carson, Anderson
                                                            & Stowe                   $16.42            NA          34.6%
 10/18/93     3/1/94   Corporate Software Inc.            Investor Group              $94.33           0.2x         36.4%

                                                                                    ---------------------------------------
                                                                                    MEAN               1.1x         29.1%
                                                                                    MEDIAN             1.0x         30.3%
                                                                                    HIGH               2.1x         60.0%
                                                                                    LOW                0.2x         -9.1%
                                                                                    ---------------------------------------

---------------------------------------------------------------------------------------------------------------------------
DELTA AT OFFER PRICE                                                                  $89.72           0.9x        25.0%
---------------------------------------------------------------------------------------------------------------------------

----------
Source: CommScan LLC

------------------------------------------------------------------------------
                                      11                 DAIN RAUSCHER WESSELS

-------------------------------------------------------------------------------
[LOGO]                                                                     PROJ
                                                                         AUGUST
-------------------------------------------------------------------------------


COMPARABLE TRANSACTION ANALYSIS - ACQUISITIONS OF UNDER-PERFORMING(1) TECHNOLOGY COMPANIES


                                                                                                 TRANSACTION
  DATE       DATE                                                                                   VALUE     ENTERPRISE
ANNOUNCED  EFFECTIVE  ACQUIROR NAME                           TARGET NAME                          ($MILS)    VALUE/SALES
---------  ---------  --------------------------------------  ---------------------------------- -----------  -----------
 7/28/99    pending   Dicom Group Plc                         Kofax Image Products                   $70.5        1.6x
  7/7/99    pending   Saturn Electronics & Engineering, Inc.  Smartflex Systems, Inc.                $67.9        0.6x
 6/25/99    pending   Answerthink Consulting Group, Inc.      Think New Ideas, Inc.                 $192.8        4.3x
 6/22/99    pending   S3 Inc.                                 Diamond Multimedia Systems Inc.       $172.2         N/A
 5/12/99    6/16/99   Dyson-Kissner-Moran Corp.               Optek Technology, Inc.                $191.0        2.1x
 5/11/99    pending   Quantum Corp                            Meridian Data Inc                      $77.6        3.7x
 5/10/99    pending   Act Manufacturing Inc.                  Omc Industries Inc.                    $66.2        0.2x
 4/30/99     8/3/99   Box Hill Systems Corp                   Artecon Inc                            $60.7        0.9x
 3/30/99     5/3/99   Sterling Software Inc.                  Interlink Computer Sciences Inc.       $58.0        1.3x
 1/13/99    pending   Undisclosed Acquiror                    Axsys Technologies, Inc.               $80.1        0.7x
12/14/98    5/13/99   3Dfx Interactive, Inc.                  Stb Systems Inc.                      $160.0        0.6x
 9/16/98    11/6/98   Adc Telecommunications, Inc.            Teledata Communications Ltd.          $197.9        2.4x
 9/13/98    pending   Winbond Electronics Corp.               Information Storage Devices Inc.       $74.4        1.6x
 7/28/98    11/5/98   Cisco Systems Inc.                      Summa Four Inc.                       $116.2        2.7x
  6/4/98   11/30/98   World Access Inc.                       Telco Systems Inc.                    $137.4        1.2x
  3/9/98    4/13/98   Ask Asa                                 Proxima Corp.                          $82.0        0.5x
11/25/97     2/3/98   Davel Communications Group Inc          Communications Central, Inc.          $102.4        1.0x
 4/15/97    6/30/97   Lemout & Hauspie Speech Products Nv     Kurzweil Applied Intelligence Inc.     $53.4        6.0x
 4/10/97     7/2/97   Compaq Computer Corp.                   Microcom Inc                          $280.0        1.6x
                                                                                                 --------------------------
                                                                                                  MEAN:           1.8x
                                                                                                  MEDIAN:         1.4x
                                                                                                  HIGH:           6.0x
                                                                                                  LOW:            0.2x
                                                                                                 --------------------------
---------------------------------------------------------------------------------------------------------------------------
DELTA AT
OFFER PRICE                                                                                         $89.7        0.9x
---------------------------------------------------------------------------------------------------------------------------


                      PREMIUM
             ---------------------------               YEARS FROM
  DATE       ONE DAY  ONE WEEK  4 WEEKS  CALC. ANNUAL     IPO TO
ANNOUNCED     PRIOR     PRIOR    PRIOR      RETURN     ACQUISITION
---------    -------  --------  -------  ------------  -----------
 7/28/99       36.0%     30.8%    32.5%      (7.2%)        1.8
  7/7/99      108.7%    217.0%   197.3%     (26.7%)        3.9
 6/25/99       17.7%     13.0%    40.0%      (0.3%)        2.6
 6/22/99      (13.7%)    21.7%    (3.7%)    (25.0%)        4.2
 5/12/99       29.9%     47.8%    96.2%       2.1%         1.9
 5/11/99      169.0%    189.6%   220.5%     (20.5%)        6.1
 5/10/99       24.0%     42.9%    57.8%     (10.9%)        5.4
 4/30/99        1.1%      6.7%   140.0%     (59.8%)        2.1
 3/30/99        5.7%     21.7%   133.3%     (36.8%)        2.6
 1/13/99       91.6%     81.8%    60.0%      (1.5%)        2.6
12/14/98      108.0%     96.3%    96.3%       3.7%         3.8
 9/16/98       17.8%     46.5%    53.7%      (1.1%)        6.4
 9/13/98       12.1%     15.4%     6.2%     (18.9%)        3.6
 7/28/98       31.6%     45.2%    61.9%      (8.8%)        4.8
  6/4/98       29.5%     20.8%    20.8%     (15.8%)        1.8
  3/9/98       32.3%     29.4%    22.2%      (7.0%)        5.1
11/25/97       23.5%     32.3%    13.5%     (17.2%)        4.1
 4/15/97       75.0%     61.5%    57.0%     (25.8%)        3.7
 4/10/97       54.8%     91.2%    42.9%     (16.8%)        1.7
             -----------------------------------------------------
               45.0%     58.5%    71.0%     (15.5%)        3.6
               29.9%     42.9%    57.0%     (15.8%)        3.7
              169.0%    217.0%   220.5%       3.7%         6.4
              (13.7%)     6.7%    (3.7%)    (59.8%)        1.7
             -----------------------------------------------------
------------------------------------------------------------------
DELTA AT
OFFER PRICE   26.0%     25.0%    33.0%      (7.4%)        5.6
------------------------------------------------------------------


------------------
(1) Under-performing was defined as a compound annual share price return since IPO of less than 10%.
Source: CommScan LLC

--------------------------------------------------------------------------------
                                      12                   DAIN RAUSCHER WESSELS

                                                  DISCOUNTED CASH FLOW ANALYSIS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
[LOGO]                                                                     PROJ
                                                                         AUGUST
-------------------------------------------------------------------------------


DISCOUNTED CASH FLOW ANALYSIS


---------------------------------------------------------------------------------------------------------------------------
   TERMINAL MULTIPLE(1)                                                                                                1.0x
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
   CAPITAL ASSET PRICING MODEL (CAPM):

       Comparable Company Beta (2)                                                                                      1.5

       5 Year Treasury Note (Maturity-September 2004) = Rf(3)                                                          6.0%

       Average Market Risk Premium = Rm-Rf(4)                                                                         13.4%

       Rate of Return on a Market Portfolio of Micro-Cap Stocks (Systematic Market Risk) = Rm(5)                      19.4%

   CAPM CALCULATION(6):                                                                                 = Rf+(Rm-Rf) * Beta

   CAPM MARKET DISCOUNT RATE FOR CASH FLOWS AND TERMINAL VALUE(7):                                                    26.1%

---------------------------------------------------------------------------------------------------------------------------


-----------------------
(1) Terminal revenue multiple has been normalized to reflect comparable company multiples
(2) Average Beta as calculated by Bloomberg as of 8/24/99 adjusted up 25% to reflect incremental risk of private venture backed business.
(3) Source: Wall Street Journal as of August 24, 1999.
(4) Source: Richard Brealy and Stewart Meyers, "Principles of Corporate
    Finance (The McGraw-Hill Companies, Inc., 1996).
(5) Source: Richard Brealy and Stewart Meyers, "Principles of Corporate
    Finance (The McGraw-Hill Companies, Inc., 1996).
(6) Definition: At theoretical equilibrium, a security's expected rate of return equals the expected return of a risk-less security plus a premium for risk taking.
(7) Reflects implied rate of return for investors investing in Delta's stock

-------------------------------------------------------------------------------
                                       13                 DAIN RAUSCHER WESSELS

-------------------------------------------------------------------------------
[LOGO]                                                                     PROJ
                                                                         AUGUST
-------------------------------------------------------------------------------


DISCOUNTED CASH FLOW ANALYSIS - CONTINUED

                                    -----------------------------  ----------------------------------------------------------------
                                              ACTUAL                                         MANAGEMENT PROJECTIONS
                                    -----------------------------  ----------------------------------------------------------------
                                        YEAR ENDING        6 MONTHS ENDING                              YEAR ENDING
                                    -------------------  -------------------  -----------------------------------------------------
INCOME STATEMENT                    12/31/97   12/31/98   6/30/99   12/31/99   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03
                                    --------- ---------- --------- ---------- ---------- ---------- ---------- ---------- ---------
Net sales                             66,008     54,627    30,855     33,145     64,000     72,000     83,000     91,300    100,430
  Cost of sales                       29,078     31,442    14,345     14,955     29,300     33,120     38,180     41,998     46,198
                                    --------- ---------- --------- ---------- ---------- ---------- ---------- ---------- ---------
Gross profit                          36,930     23,185    16,510     18,190     34,700     38,880     44,820     49,302     54,232
                                    --------- ---------- --------- ---------- ---------- ---------- ---------- ---------- ---------
  Total operating expense             36,675     36,101    15,028     15,472     30,500     33,000     37,800     42,226     46,449
                                    --------- ---------- --------- ---------- ---------- ---------- ---------- ---------- ---------
EBIT                                     255    (12,916)    1,482      2,718      4,200      5,880      7,020      7,076      7,783

ASSUMPTIONS

Revenue Growth                       26.7%     -17.2%      NA         NA        17.2%      12.5%      15.3%      10.0%      10.0%
COGS as a % of Revenue               44.1%      57.6%     46.5%      45.1%      45.8%      46.0%      46.0%      46.0%      46.0%
Gross profit as a % of
  Revenue                            55.9%      42.4%     53.5%      54.9%      54.2%      54.0%      54.0%      54.0%      54.0%
  R&D as a % of Revenue              16.7%      23.0%     16.8%      17.2%      17.0%      16.7%      17.1%      17.0%      17.0%
  SG&A as a % of Revenue             33.4%      34.3%     31.9%      29.4%      30.6%      29.2%      28.4%      29.3%      29.3%
  Other Charges as a % of
    Revenue                           5.5%       8.8%      0.0%       0.0%       0.0%       0.0%       0.0%       0.0%       0.0%
OPEX as a % of Revenue               55.6%      66.1%     48.7%      46.7%      47.7%      45.8%      45.5%      46.3%      46.3%
EBIT as a % of Revenue                0.4%     -23.6%      4.8%       8.2%       6.6%       8.2%       8.5%       7.8%       7.7%


                                    -----------------------------  ----------------------------------------------------------------
                                              ACTUAL                                         MANAGEMENT PROJECTIONS
                                    -----------------------------  ----------------------------------------------------------------
                                    YEAR ENDING            6 MONTHS ENDING                              YEAR ENDING
                                    -------------------  -------------------  -----------------------------------------------------
FREE CASH FLOW                       12/31/97   12/31/98   6/30/99   12/31/99   12/31/99   12/31/00   12/31/01   12/31/02  12/31/03
                                    --------- ---------- --------- ---------- ---------- ---------- ---------- ---------- ---------
EBIT                                     255    (12,916)    1,482      2,718      4,200      5,880      7,020      7,076      7,783
  Taxes on EBIT               34%         87     (4,391)      504        924      1,428      1,999      2,387      2,406      2,646
                                    --------- ---------- --------- ---------- ---------- ---------- ---------- ---------- ---------
Net Income Unlevered Firm                168     (8,525)      978      1,794      2,772      3,881      4,633      4,670      5,137
  Change in Working Capital           (1,476)     2,270     3,327         17      3,344        100        100       (784)      (976)
  Less Capital Expenditures           (2,402)    (2,616)     (490)      (884)    (1,374)    (1,656)    (1,500)    (1,500)    (1,500)
  Plus Depreciation                    1,224      3,359       870        786      1,656      1,556      1,400      1,300      1,200
                                    --------- ---------- --------- ---------- ---------- ---------- ---------- ---------- ---------
Free Cash Flow                        (2,486)    (5,512)    4,685      1,712      6,398      3,881      4,633      3,686      3,861


--------------------------------------------------------------------------------
                                       14                  DAIN RAUSCHER WESSELS

-------------------------------------------------------------------------------
[LOGO]                                                                     PROJ
                                                                         AUGUST
-------------------------------------------------------------------------------


DISCOUNTED CASH FLOW ANALYSIS - CONTINUED

                                                        --------------------------------------------------------------
                                                                           MANAGEMENT PROJECTIONS
                                                        --------------------------------------------------------------
                                                        6 MONTHS                        YEAR ENDING
                                                        --------      ------------------------------------------------
                                           6/30/99      12/31/99      12/31/00      12/31/01     12/31/02     12/31/03
                                           -------      --------      --------      --------     --------     --------
Free Cash Flow                                   -        $1,712        $3,881        $4,633       $3,686       $3,861
Year (6/30/99 = Year 0)                          -           0.5           1.5           2.5          3.5          4.5
Discount Factor                                  -         0.890         0.705         0.559        0.444        0.352
Present Value of Future Free Cash Flows          -        $1,524        $2,737        $2,591       $1,635       $1,358

Discount rate                                   26%




                                                    Year 2003 Projected Revenue                               $100,430
                                                      Terminal Value Revenue Multiple                              1.0x
                                                    Terminal Value                                            $100,430
                                                      Present Value of Terminal Value                          $35,327

                                                    Presnt Value of Firm =
                                                    Sum of P.V.s of future free cash flows and terminal value  $45,172
                                                      Plus Market Value of Cash and Marketable Securities      $36,200
                                                    DCF Valuation of Equity                                    $81,372
                                                    Fully Diluted Shares (000s)                               8,711.07
                                                    DCF Valuation of Equity per Share                            $9.34

-------------------------------------------------------------------------------
                                      15                  DAIN RAUSCHER WESSELS

-------------------------------------------------------------------------------
[LOGO]                                                                     PROJ
                                                                         AUGUST
-------------------------------------------------------------------------------


DISCOUNTED CASH FLOW ANALYSIS - CONTINUED


                        YEAR 2003 TERMINAL VALUE REVENUE MULTIPLE

                         0.50x     0.60x     0.70x     0.80x     0.90x     1.00x     1.10x     1.20x     1.30x     1.40x     1.50x
                      -------------------------------------------------------------------------------------------------------------
              24%        $7.52     $7.96     $8.39     $8.83     $9.27     $9.70     $10.14    $10.58    $11.02    $11.45    $11.89

              25%        $7.42     $7.84     $8.26     $8.68     $9.10     $9.53     $9.95     $10.37    $10.79    $11.21    $11.64

              26%        $7.32     $7.73     $8.14     $8.54     $8.95     $9.36     $9.76     $10.17    $10.58    $10.98    $11.39

              27%        $7.23     $7.62     $8.02     $8.41     $8.80     $9.19     $9.59     $9.98     $10.37    $10.76    $11.16

DISCOUNT      28%        $7.14     $7.52     $7.90     $8.28     $8.66     $9.04     $9.42     $9.79     $10.17    $10.55    $10.93

RATE          29%        $7.06     $7.42     $7.79     $8.15     $8.52     $8.89     $9.25     $9.62     $9.98     $10.35    $10.72

              30%        $6.97     $7.33     $7.68     $8.04     $8.39     $8.74     $9.10     $9.45     $9.80     $10.16    $10.51

              31%        $6.90     $7.24     $7.58     $7.92     $8.26     $8.60     $8.94     $9.29     $9.63     $9.97     $10.31

              32%        $6.82     $7.15     $7.48     $7.81     $8.14     $8.47     $8.80     $9.13     $9.46     $9.79     $10.12

              33%        $6.75     $7.07     $7.39     $7.71     $8.02     $8.34     $8.66     $8.98     $9.30     $9.62      $9.94

              34%        $6.68     $6.99     $7.30     $7.60     $7.91     $8.22     $8.53     $8.84     $9.15     $9.45      $9.76
                      -------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
                                       16                 DAIN RAUSCHER WESSELS

                                                  DRAFT FAIRNESS OPINION LETTER
-------------------------------------------------------------------------------